SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) MARCH 30, 2004


                                  ASTRALIS LTD.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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
                DELAWARE                                  000-30997                        84-1508866
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(STATE OR OTHER JURISDICTION OF INCORPORATION)     (COMMISSION FILE NUMBER)        (IRS EMPLOYER IDENTIFICATIONNO.)
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75 PASSAIC AVENUE, FAIRFIELD, NEW JERSEY                                07004
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(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                              (ZIP CODE)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (973) 227-7168
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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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ITEM 7.  FINANCIAL STATEMETNS AND EXHIBITS.

(c)      Exhibits

         This exhibit is furnished pursuant to Item 12 and shall not be deemed to be "filed".

Exhibit No.                Description
-----------                -----------
99.1                       Press Release of Astralis Ltd., dated March 30, 2004.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On March 30, 2004, Astralis Ltd. issued a press release announcing its results for the fiscal year ended December 31, 2003. A copy of the press release is attached as Exhibit 99.1

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                                   SIGNATURES
         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  ASTRALIS LTD.

Date:  April 1, 2004                              By:  /s/ Mike Ajnsztajn
                                                       -----------------------
                                                       Mike Ajnsztajn
                                                       Chief Executive Officer